UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 11, 2004
Date of Report (Date of Earliest Event Reported)

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-13109 (Commission File Number)	98-0390488 (I.R.S. Employer Identification Number)

55 Shuman Blvd., Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURE

Item 9. Regulation FD Disclosure.

     On May 11, 2004, Doug Carty, Senior Vice President and Chief Financial Officer of Laidlaw International, Inc. will present a review of the Company’s financial condition and industry outlook at the Scotia Capital Industrials & Transportation Conference in Toronto, Ontario, Canada. The visual portion of the presentation along with an audio web cast will be available on the Company’s website at http://www.laidlaw.com.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.
By:	/s/ Douglas A. Carty
Name:	Douglas A. Carty
Title:	Senior Vice President and Chief Financial Officer

Date: May 11, 2004